UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Provident Financial Services, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

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830 Bergen Avenue

Jersey City, New Jersey 07306-4599

June 5, 2003

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Provident Financial Services, Inc., which will be held at Casino-in-the-Park, located in Lincoln Park (a municipal park), Jersey City, New Jersey, on Thursday, July 17, 2003 at 10:00 a.m., New Jersey time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the business to be conducted at the annual meeting, which consists of the election of four directors, the approval of the Provident Financial Services, Inc. 2003 Stock Option Plan, the approval of the Provident Financial Services, Inc. 2003 Stock Award Plan and the ratification of the appointment of KPMG LLP as independent auditors for the year ending December 31, 2003. For the reasons set forth in the enclosed proxy statement, the Board of Directors of Provident Financial Services, Inc. unanimously recommends that you elect the four recommended nominees as directors and vote “FOR” each other matter to be considered at the annual meeting.

We urge you to complete, sign, date and return the enclosed proxy card as soon as possible, even if you plan to attend the annual meeting. Voting by proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting. Your vote is important, regardless of the number of shares that you own. Thank you for your continued interested in and support of Provident Financial Services, Inc.

Sincerely,

Paul M. Pantozzi
Chairman, Chief Executive Officer and President

Provident Financial Services, Inc.

830 Bergen Avenue

Jersey City, New Jersey 07306-4599

(201) 333-1000

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On July 17, 2003

Notice is hereby given that the Annual Meeting of Stockholders of Provident Financial Services, Inc. will be held at Casino-in-the-Park, located in Lincoln Park (a municipal park), Jersey City, New Jersey, on Thursday, July 17, 2003 at 10:00 a.m., New Jersey time.

A proxy statement and proxy card for the annual meeting are enclosed.

The annual meeting is being held for the purpose of considering and voting on the following matters:

1.	To elect four directors for a three-year term;

2.	To approve the Provident Financial Services, Inc. 2003 Stock Option Plan;

3.	To approve the Provident Financial Services, Inc. 2003 Stock Award Plan;

4.	To ratify the appointment of KPMG LLP as independent auditors for Provident Financial Services, Inc. for the year ending December 31, 2003; and

5.	To transact such other business as may properly come before the annual meeting, or any adjournment or postponement of the annual meeting.

The Board of Directors is not aware of any other business to come before the annual meeting.

Stockholders of record at the close of business on May 23, 2003 are the stockholders entitled to vote at the annual meeting, and any adjournment or postponement of the annual meeting. A list of stockholders entitled to vote at the annual meeting will be available for inspection at 830 Bergen Avenue, Jersey City, New Jersey for a period of ten days prior to the annual meeting and will also be available for inspection at the annual meeting.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

By Order of the Board of Directors

Jersey City, New Jersey June 5, 2003	John F. Kuntz Corporate Secretary

THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

Provident Financial Services, Inc.

830 Bergen Avenue

Jersey City, New Jersey 07306-4599

(201) 333-1000

ANNUAL MEETING OF STOCKHOLDERS

July 17, 2003

Date, Time, Place and General Information. This proxy statement solicits, on behalf of the Board of Directors of Provident Financial Services, Inc., proxies to be voted at the Annual Meeting of Stockholders of Provident Financial Services, Inc., which will be held at Casino-in-the-Park, located in Lincoln Park (a municipal park), Jersey City, New Jersey, on Thursday, July 17, 2003 at 10:00 a.m., New Jersey time, and at all adjournments or postponements of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about June 5, 2003.

Provident Financial Services, Inc., a Delaware corporation, operates as the bank holding company for The Provident Bank, its wholly-owned subsidiary. As used in this proxy statement, “we,” “us” and “our” refer to Provident Financial Services, Inc. and its subsidiaries. The term “annual meeting,” as used in this proxy statement, includes any adjournment or postponement of the annual meeting.

Record Date and Voting of Shares. Holders of record of Provident Financial Services, Inc. common stock, par value $0.01 per share as of the close of business on May 23, 2003, the record date for the annual meeting, are entitled to one vote for each share held, except as described below. As of the May 23, 2003 record date, Provident Financial Services, Inc. had 61,538,300 shares of common stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of this annual meeting, the annual meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

In accordance with the provisions of the Certificate of Incorporation of Provident Financial Services, Inc., record holders of common stock who beneficially own in excess of 10% of the issued and outstanding shares of common stock are not entitled to vote any of the shares held in excess of that limit. The Certificate of Incorporation further authorizes the Board of Directors (i) to make all determinations necessary to implement and apply that limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own shares of common stock in excess of the limit supply information to enable the Board of Directors to implement and apply the limit.

Voting Procedures and Method for Counting Votes. As to the election of directors, the proxy card furnished to a stockholder by the Board of Directors enables a stockholder to vote “FOR” the election of the four nominees proposed by the Board of Directors, or to vote “VOTE WITHHELD” for any nominee being proposed. Under Delaware law and the Certificate of Incorporation and Bylaws of Provident Financial Services, Inc., directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

As to the approval of the Provident Financial Services, Inc. 2003 Stock Option Plan and the Provident Financial Services, Inc. 2003 Stock Award Plan, by checking the appropriate box, a stockholder may: (i) vote “FOR” the item; (ii) vote “AGAINST” the item; or (iii) “ABSTAIN” from voting on such item. These plans must be approved by a majority of the shares outstanding and eligible to be voted at the annual meeting. Therefore, broker non-votes and abstentions will have the same effect as a vote against the plans.

As to the ratification of KPMG LLP as independent auditors of Provident Financial Services, Inc., by checking the appropriate box, a stockholder may: (i) vote “FOR” the item; (ii) vote “AGAINST” the item; or (iii) “ABSTAIN” from voting on such item. Under the Certificate of Incorporation and Bylaws of Provident Financial

Services, Inc., the ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.”

Proxies solicited by the Board of Directors will be returned to us, and will be tabulated by inspectors of election designated by the Board of Directors.

Revocability of Proxies. Stockholders who execute and return proxies may revoke them in the manner described below. Unless revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments or postponements of the annual meeting. Proxies solicited on behalf of the Board of Directors of Provident Financial Services, Inc. will be voted in accordance with the directions given in the proxies. Where no instructions are indicated, validly executed proxies will be voted “FOR” each of the proposals set forth in this proxy statement for consideration at the annual meeting.

A proxy may be revoked by a stockholder at any time before it is exercised by sending a written notice of revocation to the Secretary of Provident Financial Services, Inc., by delivering to Provident Financial Services, Inc. a duly executed proxy bearing a later date, or by attending the annual meeting, delivering a written revocation of your proxy and voting in person. However, if you are a stockholder whose shares of Provident Financial Services, Inc. common stock are not registered in your own name, you will need appropriate documentation from your record holder to vote in person at the annual meeting.

Security Ownership of Certain Beneficial Owners. Persons and groups who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. As of May 23, 2003, Provident Financial Services, Inc. was unaware of any person who beneficially owns more than 5% of Provident Financial Services, Inc.’s issued and outstanding shares of common stock. As of May 23, 2003, the Provident Financial Services, Inc. Employee Stock Ownership Plan owned 2,895,134 shares of common stock of Provident Financial Services, Inc., or 4.7% of the outstanding common stock.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors currently consists of eleven (11) members, and is divided into three classes, with one class of directors elected each year. Directors of Provident Financial Services, Inc. are generally elected to serve for a three-year term and until their respective successors shall have been elected and qualified. Four Directors will be elected at the annual meeting to serve for a three-year term and until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated J. Martin Comey, Geoffrey M. Connor, Edward O’Donnell and Thomas E. Sheenan for election as directors at the annual meeting.

The following table sets forth certain information, as of May 23, 2003, regarding the members of the Board of Directors, including the terms of office of each member and information regarding the executive officers of Provident Financial Services, Inc. and its wholly-owned subsidiary, The Provident Bank. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees would be unable to serve, if elected. Except as otherwise disclosed in this proxy statement, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE

NOMINEES LISTED IN THIS PROXY STATEMENT

Names	Position (s) held with Provident Financial Services, Inc.	Age	Director Since (1)	Expiration of Term	Beneficial Ownership		Percent of Class

NOMINEES

J. Martin Comey	Director	69	1975	2003	52,000	(2)	*
Geoffrey M. Connor	Director	56	1996	2003	30,000	(3)	*
Edward O’Donnell	Director	53	2002	2003	20,000		*
Thomas E. Sheenan	Director	68	1990	2003	35,389	(4)	*

DIRECTORS CONTINUING IN OFFICE

Paul M. Pantozzi	Chairman, Chief Executive Officer and President	58	1989	2004	60,239	(5)	*
John G. Collins	Director	66	2003	2004	1,000
Frank L. Fekete	Director	51	1995	2004	22,500	(6)	*
David Leff	Director	69	1992	2004	30,000		*
Carlos Hernandez	Director	53	1996	2005	6,870	(7)	*
William T. Jackson	Director	64	1974	2005	30,200	(8)	*
Arthur R. McConnell	Director	64	1990	2005	25,000		*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Kevin J. Ward	Executive Vice President and Chief Operating Officer	54	N/A	N/A	41,858	(9)	*
C. Gabriel Haagensen**	Executive Vice President— Human Capital Management	62	N/A	N/A	20,162	(10)	*
Glenn H. Shell**	Executive Vice President— Customer Management Group	59	N/A	N/A	42,216	(11)	*
Gregory French**	Senior Vice President— Market Development Group	46	N/A	N/A	25	(12)	*
John F. Kuntz	General Counsel and Corporate Secretary	47	N/A	N/A	500	(13)	*
Linda A. Niro	Senior Vice President and Chief Financial Officer	48	N/A	N/A	8,182	(14)	*
Kenneth J. Wagner	Senior Vice President— Investor Relations	52	N/A	N/A	1,605	(15)	*
Donald W. Blum**	Senior Vice President and Chief Lending Officer	46	N/A	N/A	32	(16)	*
Angel R. Denis**	First Vice President and Comptroller	43	N/A	N/A	5,932	(17)	*
Charles Firestone**	Senior Vice President— Risk Management Group	51	N/A	N/A	4,000	(18)	*
Giacomo Novielli**	First Vice President—Delivery and Distribution Division	43	N/A	N/A	6,086	(19)	*
All directors and executive officers as a group (22 persons)					443,796		*

*	Less than 1%
**	Messrs. Haagensen, Shell, French, Blum, Denis, Firestone and Novielli are officers of The Provident Bank only.
(1)	Includes initial appointment to the Board of Managers of The Provident Bank, the wholly-owned subsidiary of Provident Financial Services, Inc.
(2)	Includes 8,600 shares held in the Voluntary Fee Deferral Plan for the Board of Directors.
(3)	Includes 7,500 shares held in an individual retirement account, 5,000 shares held as custodian for Mr. Connor’s minor children and 1,000 shares held by an adult child of Mr. Connor.
(4)	Includes 2,000 shares held by Mr. Sheenan’s spouse, 200 shares held by Mr. Sheenan’s daughter and 30,189 shares held in the Voluntary Fee Deferral Plan for the Board of Directors.
(5)	Includes 1,000 shares held by Mr. Pantozzi as custodian for his grandchildren, 2,000 shares held by Mr. Pantozzi’s spouse, 22,000 shares held by Mr. Pantozzi through the Supplemental Executive Retirement Plan and 6,339 shares held by Mr. Pantozzi through the Employee Savings Incentive Plan.
(6)	Includes 7,500 shares held by Mr. Fekete’s spouse, 10,000 shares held by a custodian for a retirement account for Mr. Fekete’s benefit, 2,000 shares held by Mr. Fekete’s spouse as custodian for Mr. Fekete’s son, 1,000 shares held by Mr. Fekete’s spouse as trustee of a trust for the benefit of a relative and 2,000 shares held by Mr. Fekete’s daughter.
(7)	Includes 1,450 shares held by Mr. Hernandez’s spouse in an individual retirement account.
(8)	Includes 200 shares held by Mr. Jackson’s spouse.

(footnotes continued on following page)

(9)	Includes 30,158 shares held by Mr. Ward through the Employee Savings Incentive Plan, 2,400 shares held by Mr. Ward through the Supplemental Executive Retirement Plan and 3,800 shares held by Mr. Ward’s spouse.
(10)	All of Mr. Haagensen’s shares are held through the Employee Savings Incentive Plan.
(11)	Includes 22,500 shares held by Mr. Shell in an individual retirement account, 7,500 shares held by Mr. Shell’s spouse, 10,216 shares held through the Employee Savings Incentive Plan and 2,000 shares held in the Supplemental Executive Retirement Plan.
(12)	All of Mr. French’s shares are held through the Employee Savings Investment Plan.
(13)	All of Mr. Kuntz’ shares are held in an individual retirement account for the benefit of his spouse.
(14)	Includes 6,032 shares held by Ms. Niro through the Employee Savings Incentive Plan.
(15)	All of Mr. Wagner’s shares are held through the Employee Savings Incentive Plan.
(16)	All of Mr. Blum’s shares are held through the Employee Savings Investment Plan.
(17)	Includes 5,032 shares held by Mr. Denis through the Employee Savings Incentive Plan.
(18)	All of Mr. Firestone’s shares are held through the Employee Savings Incentive Plan.
(19)	Includes 5,106 shares held by Mr. Novielli through the Employee Savings Incentive Plan and 380 shares held by Mr. Novielli’s spouse as custodian for Mr. Novielli’s children.

Directors

The business experience for the past five years of each of Provident Financial Services, Inc.’s directors is as follows:

Paul M. Pantozzi.    Mr. Pantozzi has been the Chief Executive Officer and President of The Provident Bank since 1993 and Chairman since 1998.

J. Martin Comey.    Mr. Comey is retired. He previously served as Vice President of the Schering Plough Corp. of Madison, New Jersey.

John G. Collins.    Mr. Collins was President of Fleet NJ from March 2001 until March 2003. Prior to 2001, Mr. Collins was Vice Chairman of Summit Bancorp and was a member of the Board of Directors of Summit Bancorp, and its predecessor, UJB Financial Corp., from 1986 to 2001.

Geoffrey M. Connor.    Mr. Connor is a practicing attorney and Partner in the Princeton, New Jersey office of the law firm of Reed Smith LLP.

Frank L. Fekete.    Mr. Fekete is a certified public accountant and the Managing Partner of the accounting firm of Mandel, Fekete & Bloom, CPAs, located in Jersey City, New Jersey.

Carlos Hernandez.    Mr. Hernandez is President of New Jersey City University, located in Jersey City, New Jersey.

William T. Jackson.    Mr. Jackson is Executive Director of Bayview/New York Cemetery located in Jersey City, New Jersey.

David Leff.    Mr. Leff is retired. He was previously a Partner in the law firm of Eichenbaum, Kantrowitz, Leff & Gulko, located in Paramus, New Jersey.

Arthur R. McConnell.    Mr. McConnell is the President of McConnell Realty, located in Atlantic Highlands, New Jersey.

Edward O’Donnell.    Mr. O’Donnell is President of Tradelinks Transport, Inc., a transportation consulting company located in Westfield, New Jersey. From March 1995 to July 1999, Mr. O’Donnell was a Director and Executive Vice President of NPR, Inc. (Navieras), a transportation company located in Edison, New Jersey.

Thomas E. Sheenan.    Mr. Sheenan is the President of Sheenan Funeral Home located in Dunellen, New Jersey.

Executive Officers

The business experience for the past five years of each of the executive officers of Provident Financial Services, Inc. and of the Named Executive Officers who are officers of The Provident Bank, other than Mr. Pantozzi, is set forth below:

Kevin J. Ward. Mr. Ward has been Executive Vice President and Chief Operating Officer of The Provident Bank since 2000. He served as Executive Vice President, Chief Operating Officer and Chief Financial Officer of The Provident Bank from January to November 2000. Prior to that time, he was Executive Vice President and Chief Financial Officer of The Provident Bank.

Glenn H. Shell.    Mr. Shell has been Executive Vice President of the Customer Management Group of The Provident Bank since 2002. Prior to that time, he served as Executive Vice President and Chief Lending Officer of The Provident Bank.

Gregory French.    Mr. French has been Senior Vice President of the Market Development Group of The Provident Bank since February 2001. He was Vice President of Marketing, eBusiness for American International Group in New York, New York from January 2000 to February 2001. Prior to that time he served as Vice President, Citibank National Director, Field Marketing of Citigroup in New York, New York.

C. Gabriel Haagensen.    Mr. Haagensen has served as Executive Vice President—Human Capital Management of The Provident Bank since 2000. Prior to that time he was Executive Vice President—Operations.

Kenneth J. Wagner.    Mr. Wagner has been Senior Vice President of Strategic Business Development of The Provident Bank since 2001. He served as Senior Vice President of Customer Relationship Management of The Provident Bank from 1998 to 2001. Prior to that time he was Senior Vice President and Comptroller of The Provident Bank.

Linda A. Niro.    Ms. Niro has served as Senior Vice President and Chief Financial Officer of The Provident Bank since 2000. Prior to that time, she served as Vice President and Treasurer of The Provident Bank.

John F. Kuntz.    Mr. Kuntz has been Senior Vice President and General Counsel of The Provident Bank since November 2002. Prior to that he was Vice President and General Counsel of The Provident Bank since September 2001. He was Vice President and Assistant General Counsel of Mellon Investor Services LLC in Ridgefield Park, New Jersey from August 2000 to September 2001. Prior to that time he was a Partner with the law firm of Bourne Noll & Kenyon P.C., Summit, New Jersey.

Meetings and Committees of the Board of Directors

Provident Financial Services, Inc. did not begin its business operations until January 15, 2003, the effective date of the conversion of The Provident Bank from mutual to stock form. The Board of Directors of Provident Financial Services, Inc. met once in 2002 and that meeting was attended by all directors. The Board of Directors will meet quarterly, or more often as may be necessary. The Board of Directors maintains a Compensation Committee, Audit Committee and a Governance/Nominating Committee. Each of the Compensation Committee, Audit Committee, and Governance/Nominating Committee is comprised solely of independent directors within the meaning of the current rules of the New York Stock Exchange. The Board of Directors may, by resolution, designate one or more additional committees.

In April 2003, the Board of Directors adopted Corporate Governance Principles which are attached to this proxy statement as Exhibit A and which are posted on The Provident Bank’s website at www.providentbanknj.com. The Corporate Governance Principles provide for the Board of Directors to meet in regularly scheduled executive sessions without management at least two times a year. The Board of Directors has designated William T. Jackson to preside over these executive sessions conducted by non-employee directors.

The Compensation Committee. The Compensation Committee reviews and administers compensation policy, including setting performance measures and goals, administering stock-based compensation plans, approving benefit programs, establishing compensation of executive officers and other matters of personnel policy and practice. Messrs. Comey (Chairman), Fekete, and Sheenan comprise the current membership of the Compensation Committee. The Compensation Committee’s charter is available on The Provident Bank’s website.

The Audit Committee. The Audit Committee meets at least quarterly to examine and approve the financial statements filed with the Securities and Exchange Commission, to review and approve the appointment of independent auditors, to review the external and internal audit, accounting and financial reporting processes, ethical and legal compliance and any other matters as deemed appropriate in accordance with the Audit Committee’s charter. Messrs. Fekete (Chairman), McConnell, O’Donnell and Sheenan comprise the current membership of the Audit Committee.

The Governance/Nominating Committee. The Governance/Nominating Committee identifies, evaluates and recommends potential candidates for election and re-election to the Board of Directors, reviews the effectiveness of board meetings and board committees, including comparing our policies to industry and corporate best practices, recommends governance principles applicable to Provident Financial Services, Inc. and reviews and makes recommendations regarding director compensation, orientation, and continuing education. Messrs. Leff (Chairman), Jackson, and O’Donnell currently serve as the members of the Governance/Nominating Committee. The Governance/Nominating Committee’s charter is available on The Provident Bank’s website. A stockholder may nominate a person for election as a director by complying with Article I, Section 1 of Provident Financial Services, Inc.’s Bylaws, which provides that timely advance notice of a nomination must be delivered to Provident Financial Services, Inc. and must contain the name and certain information concerning the nominee and the stockholders who support the nominee’s election. A copy of this Bylaw provision may be obtained by writing to: Provident Financial Services, Inc., Attn: John F. Kuntz, Corporate Secretary, 830 Bergen Avenue, Jersey City, New Jersey 07306-4599.

Audit Committee Report

The Audit Committee operates under a written charter adopted by the Board of Directors which is attached as Exhibit B to this proxy statement. Each member of the Audit Committee satisfies the current definition of an independent director as established by the New York Stock Exchange.

Management has the primary responsibility for Provident Financial Services, Inc.’s internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue an opinion on those financial statements. The Audit Committee’s responsibility is to monitor and oversee these processes.

As part of its ongoing activities, the Audit Committee has:

•	Reviewed and discussed with management, and the independent auditors, the audited consolidated financial statements for the fiscal year ended December 31, 2002 of The Provident Bank;

•	Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

•	Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence from Provident Financial Services, Inc.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and be filed with the Securities and Exchange Commission. In addition, the Audit Committee approved the appointment of KPMG LLP as independent auditors for the year ending December 31, 2003, subject to the ratification of this appointment by the stockholders of Provident Financial Services, Inc.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Provident Financial Services, Inc. specifically incorporates this report by reference, and shall not otherwise be deemed filed with the Securities and Exchange Commission.

The Audit Committee of Provident Financial Services, Inc.

Frank L. Fekete (Chairman)

Arthur R. McConnell

Edward O’Donnell            Thomas E. Sheenan

Directors Compensation

Fees. Provident Financial Services, Inc. pays to each non-employee director a fee of $1,000 per board meeting attended. The members of the Audit Committee, Compensation Committee, and the Governance/ Nominating Committee receive $800 for each committee meeting they attend. The Chair of the Audit Committee receives $1,500 for each committee meeting attended. The Chairs of the Compensation Committee and the Governance/Nominating Committee receive $1,200 for each committee meeting they attend.

The Provident Bank pays to each non-employee director an annual retainer of $21,000 and a fee of $1,000 per board meeting attended. Non-employee members of The Provident Bank’s Executive Committee receive an additional annual retainer of $25,000. The non-employee rotating director of the Executive Committee and the non-employee director members of The Provident Bank’s Directors Trust Committee receive $800 for each committee meeting attended. The Chair of the Directors Trust Committee receives $1,200 for each committee meeting attended. The Provident Bank pays the premiums for a life insurance policy, in the face amount of $10,000, for each non-employee director, until the director attains the age of 72 or has received such benefit for ten years, whichever occurs later.

Voluntary Fee Deferral Plan for the Board of Directors. The Provident Bank maintains the Board of Directors Voluntary Fee Deferral Plan, a non-qualified plan which provides for the deferral of board fees by non-employee members of The Provident Bank’s Board of Directors who elect to defer fees. Provident Financial Services, Inc. intends to adopt a Board of Directors Voluntary Fee Deferral Plan, a non-qualified plan which will provide for the deferral of board fees by non-employee members of Provident Financial Services, Inc.’s Board of Directors who elect to defer fees. Directors may elect to defer board fees to a future year as determined by that director, so long as the distribution of such fees does not begin beyond the year of the director’s normal retirement date. Deferred fees are credited to an account established for the benefit of each participant which receives interest at the prevailing prime rate. A participating director may receive the deferred payments pursuant to the director’s election in a lump sum or over a three-year period, except in the event of a change in control, death or disability, under which circumstances a lump sum payment shall be made. In connection with The Provident Bank’s mutual-to-stock conversion, The Provident Bank Voluntary Fee Deferral Plan was amended to allow current participating directors a one-time election to invest their account balances in shares of Provident Financial Services, Inc.’s common stock. The amendment also provided that in the event of a change in control (as defined in the plan), the undistributed balance of a participant’s separate account will be distributed within 60 days of the change in control. As of March 31, 2003, The Provident Bank had accounts totaling approximately $1.4 million on behalf of four present or former directors who participate in this plan.

Executive Compensation

The following table sets forth for the years ended December 31, 2002 and 2001, certain information as to the total remuneration paid by The Provident Bank to its Chief Executive Officer, as well as to the four most highly compensated executive officers of The Provident Bank, other than the Chief Executive Officer, who received total annual compensation in excess of $100,000. Each of the individuals listed in the table below are referred to as a “Named Executive Officer.”

Annual Compensation
Name and Principal Position	Year	Salary		Bonus(2)	Other Annual Compensation(3)	LTIP Payouts	All Other Compensation(4)
Paul M. Pantozzi Chairman, Chief Executive Officer and President	2002 2001	$560,000 500,000		$473,760 375,000	$66,693 53,440	—	$49,323 51,503
Kevin J. Ward Executive Vice President and Chief Operating Officer	2002 2001	270,300 255,000		96,893 99,450	—	—	29,876 31,302
Glenn H. Shell Executive Vice President, Customer Management Group	2002 2001	238,500 225,000		71,704 92,250	—	—	26,047 27,405
Gregory French Senior Vice President, Market Development Group	2002 2001	223,000 177,692	(1)	57,466 101,425	—	—	24,236 27,202
C. Gabriel Haagensen Executive Vice President, Human Capital Management	2002 2001	196,100 185,000		42,112 50,413	—	—	21,320 22,432

(1)	Mr. French was initially employed as Senior Vice President in February 2001 at an annual salary of $210,000.
(2)	Bonus payments earned pursuant to the Incentive Program for Senior Executives of The Provident Bank. In addition, Mr. French was paid a signing bonus of $40,000 in February 2001.
(3)	The Provident Bank provides certain of its executive officers with non-cash benefits and perquisites, such as the use of employer-owned automobiles, club membership dues and certain other personnel benefits. Management believes that the aggregate value of these benefits for 2001 and 2002 did not, in the case of any Named Executive Officer, exceed $50,000 or 10% of the aggregate salary and annual bonus reported for him in the Summary Compensation Table, except for Mr. Pantozzi, who had $53,440 in 2001 and $66,693 in 2002 of such benefits, consisting of a stipend of $18,000 for 2001 and 2002, club membership dues of $17,500 in 2001 and $24,000 in 2002 and automobile-related expenses of $17,940 in 2001 and $24,693 in 2002.
(4)	Includes the following components: (i) employer payment of health insurance premiums of $9,763, $8,444, $7,154, $9,763 and $5,700 for Messrs. Pantozzi, Ward, Shell, French and Haagensen in 2001 and $10,383, $8,980, $7,564, $10,383 and $6,055 in 2002, respectively; (ii) employer payment of dental insurance premiums of $380 in 2001 and 2002 each for Messrs. Pantozzi, Ward, Shell, French and Haagensen; (iii) employer payment of life insurance premiums of $4,560, $2,736, $2,451, $798 and $2,029 in 2001 for Messrs. Pantozzi, Ward, Shell, French and Haagensen, respectively and $4,560, $3,082, $2,719, $2,542 and $2,236 in 2002 for Messrs. Pantozzi, Ward, Shell, French and Haagensen, respectively; (iv) employer payment of long-term disability insurance premiums of $1,800, $1,892, $1,670, $1,561 and $1,373 in 2001 and 2002 for Messrs. Pantozzi, Ward, Shell, French and Haagensen, respectively; (v) employer contributions to the Employee Savings Incentive Plan of $11,900 each for Messrs. Pantozzi, Ward, Shell and Haagensen in 2001, and a payment in lieu of first year participation in the Savings Incentive Plan of $14,700 to Mr. French; and in 2002 employer contributions to the Savings Incentive Plan of $9,775 each for Messrs. Pantozzi, Ward, Shell and Haagensen and 9,370 for Mr. French; and (vi) employer contribution to the Supplemental Executive Savings Plan of $23,100, $5,950, $3,850, $0 and $1,050 in 2001 for Messrs. Pantozzi, Ward, Shell, French and Haagensen, respectively, and employer contribution to the Supplemental Executive Savings Plan of $22,425, $5,767, $3,939, $0 and $1,501 in 2002 for Messrs. Pantozzi, Ward, Shell, French and Haagensen, respectively.

Compensation Committee Report on Executive Compensation

The following report was prepared by Provident Financial Services, Inc.’s Compensation Committee, regarding its overall approach to executive compensation.

The Compensation Committee of the Board of Directors (the “Committee”), which is comprised solely of non-employee directors, is responsible for administering the compensation programs for Provident Financial Services, Inc.’s and The Provident Bank’s executive officers, including the Chairman and Chief Executive Officer. It is the Committee’s responsibility to evaluate executive officer base salary levels, annual incentive plan objectives and awards under existing compensation plans, and to administer long-term incentive awards.

The Committee uses an independent compensation consultant to assist it in evaluating the competitiveness of Provident Financial Services, Inc.’s executive compensation program. The consultant provides the Committee with relevant competitive compensation program information of financial institutions that compete with Provident Financial Services, Inc. for business and executive talent.

Compensation Philosophy. The objectives of Provident Financial Services, Inc.’s executive compensation program are to assist it in attracting, retaining, and motivating executive officer talent necessary to achieving Provident Financial Services, Inc.’s operating and strategic objectives. The Committee believes that a strong link between executive compensation levels and value delivered to stockholders should exist.

The Committee uses a total compensation approach in establishing executive compensation opportunities, consisting of base salary, annual incentives, and long-term incentives. It is contemplated that a significant portion of executive compensation opportunities will be provided through variable compensation plans (e.g., annual incentives and long-term incentives, assuming stockholder approval of the Provident Financial Services, Inc. 2003 Stock Option Plan and the Provident Financial Services, Inc. 2003 Stock Award Plan). These plans are generally designed such that the executive receives value when Provident Financial Services, Inc.’s financial objectives are achieved and/or the stock performs.

The Committee establishes target total executive compensation opportunities at the beginning of each year. Such opportunities are generally positioned at competitive median levels. The consultant assists the Committee with regularly reviewing Provident Financial Services, Inc.’s executive pay levels and Provident Financial Services, Inc.’s performance. A peer group of 10 to 15 comparably sized financial institutions that compete with Provident Financial Services, Inc. in similar geographic markets and business lines are used for such purposes. It is anticipated that this peer group may be modified from year to year based on mergers and acquisitions within the industry, or other relevant factors. The results of the competitive analysis, the consultant’s recommendations, and the Chief Executive Officer’s recommendations are considered by the Committee in making executive compensation program recommendations to the Board of Directors.

Base Salaries. Executive officer base salary levels are evaluated at the beginning of each year. In general, executive officer salary ranges are developed considering the competitive median base salary information furnished to the Committee by the consultant. Executive officer base salary levels are set within these ranges considering the individual’s performance and contribution, experience in the industry, and other relevant factors.

Annual Incentives. Annual incentive opportunities are provided to Provident Financial Services, Inc.’s executives to link the attainment of annual performance objectives with executive compensation. Under the annual incentive plan, at the beginning of each year, the Committee assigns a target and range of annual incentive award opportunities to each proxy reported executive. The award opportunities are linked with a specific target and range of performance results on one or more performance measures, which may include net income, efficiency ratio and other company or area specific measures. Payouts under the plan are determined at the end of the year considering actual performance on the measures selected.

Long-Term Incentives (Stock Option and Stock Award Program). The Committee believes that long-term incentives, specifically stock options and stock awards, should be a key element in the executive compensation program. These incentives strongly align the rewards provided to executives with the value created for stockholders through stock price appreciation.

Provident Financial Services, Inc. intends to make initial stock option and stock award program grants to executives and a broader employee population in the future. The Provident Financial Services, Inc. 2003 Stock Option Plan and the Provident Financial Services, Inc. 2003 Stock Award Plan are being submitted for stockholder approval for such purposes. Assuming stockholder approval of these plans, awards thereunder will consider performance, competitive market practices, and the recommendations of an independent advisor that has significant expertise relative to initial program awards made by financial institutions that have completed the mutual-to-stock conversion process.

Chief Executive Officer. The Compensation Committee increased the base salary level of the Chief Executive Officer by 7.14% based upon the same criteria used for other executive officers. For the year ended December 31, 2002, the Chief Executive Officer earned an annual incentive award of $473,760, under the annual incentive plan based on the Committee’s review of The Provident Bank’s net income, return on assets and efficiency ratio. The Committee intends to provide the Chief Executive Officer with long-term incentive awards consistent with the approach discussed for other executives assuming awards are available for issuance. Provident Financial Services, Inc. and the Chief Executive Officer entered into an employment agreement, effective on January 15, 2003, covering items such as salary and bonus, summarized in this proxy statement.

Tax Deductibility of Executive Compensation. Under Section 162(m) of the Internal Revenue Code of 1986, companies are subject to limits on the deductibility of executive compensation. Deductible compensation is limited to $1 million per year for each executive officer listed in the summary compensation table. Compensation that is “performance-based” under the Internal Revenue Code’s definition is exempt from this limit. Stock option grants are intended to qualify as performance-based compensation.

The Committee does not believe that the results of operations of Provident Financial Services, Inc. will be materially affected by the provisions of Section 162(m).

Compensation Committee of Provident Financial Services, Inc.

J. Martin Comey (Chairman)

Frank L. Fekete

Thomas E. Sheenan

Employment Agreements

Provident Financial Services, Inc. entered into employment agreements with Messrs. Pantozzi, Ward and Shell, which became effective on January 15, 2003 upon completion of the mutual-to-stock conversion. Each of these agreements has a term of thirty-six months. The agreements renew for an additional year beginning on the first anniversary date of the agreement, and on each anniversary date thereafter, so that the remaining term is thirty-six months. However, if timely written notice of nonrenewal is provided to the executive, the employment under the agreement ceases at the end of thirty-six months following such anniversary date. On an annual basis, the Board of Directors of Provident Financial Services, Inc. shall conduct a performance review of the executive for purposes of determining whether to provide a notice of nonrenewal. Under the agreements, the base salaries for Messrs. Pantozzi, Ward and Shell are $600,000, $290,000 and $245,500, respectively. In addition to the base salary, each agreement provides for, among other things, participation in bonus programs, and other employee pension benefit and fringe benefit plans applicable to executive employees. In addition, the agreements provide for reasonable vacation and sick leave, reimbursement of certain club membership fees incurred by each executive and the use of a company-owned automobile. The agreements provide for termination by Provident Financial Services, Inc. for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination. In the event the executive’s employment is terminated for reasons other than for cause, for retirement or for disability or following a change in control, the executive would be entitled to a lump sum payment equivalent to the greater of: the payments due for the remaining term of the employment agreement, or three times the sum of (i) the highest annual rate of base salary and (ii) the greater of (x) the average cash bonus paid over the last three years or (y) the cash bonus paid in the last year, as well as the continuation of life, medical, dental and disability insurance coverage for three years. The executive may resign from employment and receive the benefits described above as a result of (i) a material change in the nature or scope of the executive’s function, duties or responsibilities, (ii) a material reduction in benefits and perquisites, including base salary, from those being provided as of the effective date of the employment agreement, (iii) a relocation where the executive is required to perform services at a location more than 25 miles from The Provident Bank’s principal executive offices, (iv) a failure to elect or reelect or to appoint or reappoint the executive to certain position(s) at Provident Financial Services, Inc. or The Provident Bank, or, in the case of Mr. Pantozzi, to nominate or elect the executive to the Board(s) of Directors of Provident Financial Services, Inc. or The Provident Bank, (v) a liquidation or dissolution of The Provident Bank or Provident Financial Services, Inc., or (vi) a material breach of the employment agreement by The Provident Bank or Provident Financial Services, Inc. Each employment agreement generally provides that following a change in control (as defined in the agreement), the executive will receive the severance payments and insurance benefits described above if he resigns during the one-year period following the change in control or if he is terminated during the remaining term of the employment agreement following the change in control. Messrs. Pantozzi, Ward and Shell would receive an aggregate of $3,221,304, $1,160,679 and $951,612, respectively, pursuant to their employment agreements upon a change in control of Provident Financial Services, Inc., based upon current levels of compensation.

Under each employment agreement, if an executive becomes disabled or incapacitated to the extent that the executive is unable to perform his duties, he will be entitled to 75% of his base salary and all comparable insurance benefits until the earlier of: (i) return to full-time employment; (ii) employment by another employer; (iii) age 65; or (iv) death. Upon retirement at age 65 or in accordance with any retirement policy established with his consent, the executive is entitled to benefits under such retirement policy and other plans to which he is a party but shall not be entitled to any benefit payments specifically as a result of the employment agreement.

Change in Control Agreements

Provident Financial Services, Inc. entered into change in control agreements with six other officers including Messrs. Blum, Kuntz, French and Haagensen, Ms. Niro and Ms. Hynes (First Vice President-Employee Relations, The Provident Bank), which provide certain benefits in the event of a change in control of The Provident Bank or Provident Financial Services, Inc. Each of the change in control agreements provides for a term of 24 months. Commencing on the first anniversary date of the change in control agreement, and on each anniversary date thereafter, the term of the change in control agreement extends for an additional 12 months unless the Board of Directors of Provident Financial Services, Inc. provides the executive timely notice of nonrenewal. In the event notice of nonrenewal is provided to the executive, the change in control agreement terminates 24 months following the applicable anniversary date. On an annual basis the Board of Directors of Provident Financial Services, Inc. shall conduct a performance review of the executive for purposes of determining whether to provide a notice of nonrenewal. For these purposes, a “change in control” is defined generally to mean: (i) approval by stockholders of a plan of reorganization, merger or consolidation of The Provident Bank or Provident Financial Services, Inc. where The Provident Bank or Provident Financial Services, Inc. is not the surviving entity; (ii) changes to the Board of Directors of The Provident Bank or Provident Financial Services, Inc. whereby individuals who constitute the current Board of Directors cease to constitute a majority of the Board of Directors, subject to certain exceptions; (iii) the acquisition of all or substantially all of the assets of Provident Financial Services, Inc. or the beneficial ownership of 20% or more of the voting securities of Provident Financial Services, Inc.; or (iv) a complete liquidation or dissolution of Provident Financial Services, Inc. or The Provident Bank or approval by the stockholders of Provident Financial Services, Inc. of a plan for such dissolution or liquidation. Although the change in control agreements may have the effect of making a takeover more expensive to an acquiror, we believe that the benefits of enhancing our ability to attract and retain qualified management persons by offering the change in control agreements outweigh any disadvantage of such agreements.

Following a change in control of Provident Financial Services, Inc. or The Provident Bank, an officer is entitled to a payment under the change in control agreement if the officer’s employment is terminated during the term of such agreement by Provident Financial Services, Inc. or The Provident Bank, other than for cause, disability or retirement, as defined, or if the officer terminates employment during the term of such agreement for good reason. Good reason is generally defined to include the assignment of duties materially inconsistent with the officer’s positions, duties or responsibilities as in effect prior to the change in control, a reduction in his or her annual compensation or benefits, or relocation of his or her principal place of employment by more than 25 miles from its location immediately prior to the change in control, or a failure of Provident Financial Services, Inc. to obtain an assumption of the agreement by its successor. In the event that an officer who is a party to a change in control agreement is entitled to receive severance payments pursuant to the agreement, he or she will receive a cash payment equal to two times the highest level of aggregate annualized base salary and other cash compensation paid to the officer during the calendar year in which he or she was terminated or either of the immediately preceding two calendar years. In addition to the severance payment, each covered officer is generally entitled to receive life, health, dental and disability coverage for the remaining term of the agreement. Notwithstanding any provision to the contrary in the change in control agreement, payments under the change in control agreements are limited so that they will not constitute an excess parachute payment under Section 280G of the Internal Revenue Code.

Benefit Plans

Pension Plan. The Provident Bank maintains The Provident Bank Pension Plan, a tax-qualified plan generally covering employees age 21 or older who have worked at The Provident Bank for at least one year in which they have accrued 1,000 or more hours of service. The Provident Bank froze the Pension Plan as of April 1, 2003. As of April 1, 2003, employees are not entitled to accrue additional benefits. In addition, employees hired after the freeze date are not eligible to enter the Plan. Pension Plan participants generally become entitled to retirement benefits upon the later of attainment of age 65 or the fifth anniversary of participation in the plan, which is referred to as the normal retirement date. The normal retirement benefit is equal to 1.35% of the participant’s average final compensation up to the Average Social Security Level plus 2% of the participant’s average final compensation in excess of the Average Social Security Level multiplied by the participant’s years of credited service to a maximum of 30 years.

Participants who have completed at least 5 years of vested service generally become 100% vested in their accrued retirement benefits. Vested retirement benefits generally will be paid beginning on the participant’s normal retirement date. Participants with accrued benefits in the Pension Plan prior to April 1, 2003 will continue to vest in their pre-April 1, 2003 accrued benefit after April 1, 2003.

A participant may elect to retire prior to age 65 and receive early retirement benefits if retirement occurs after completion of at least 5 consecutive years of vested service and attainment of age 55. If such an early retirement election is made, retirement benefits will begin on the first day of any month during the 10-year period preceding his or her normal retirement date, as directed by the retiring participant. If a participant elects to retire prior to both attaining age 65 and completing 5 years of credited service, his or her accrued pension benefit will be reduced 3% per year for the first five years prior to age 65 and 5% per year thereafter to age 55. However, if a participant elects to retire early after both attaining age 60 and completing 25 years of credited service his or her accrued pension benefit will be unreduced. Any participant who terminated employment prior to January 1, 2002 will receive an early pension benefit equal to the actuarial equivalent of the annual amount of the normal pension that would otherwise have been payable to the participant had he or she not elected to receive an early pension. If the termination of service occurs after the normal retirement date, the participant’s benefits will begin on the participant’s postponed retirement date.

The standard form of benefit payment for a married participant is a 50% joint and survivor benefit that is reduced actuarially and the standard form of benefit payment for a non-married participant is a straight life benefit. A non-married participant or a participant who has complied with the spousal consent requirements may elect to receive payment of benefits in the following optional forms: (a) straight life benefit; (b) 100% joint and survivor benefit; (c) 50% joint and survivor benefit; or (d) period certain and life benefit.

In the event a participant who is married for at least one year and is vested in the Pension Plan dies prior to his or her termination of service and after age 55, his or her spouse will be entitled to one-half of the amount payable to the participant had the participant elected to retire the day before his or her death with the 50% joint and survivor benefit. If the participant dies prior to age 55, the retirement benefits payable to the participant’s spouse will commence at the time the participant would have reached age 55.

In the event a non-married participant dies before his or her termination of service after both attaining age 55 and completing 20 years of service, a monthly pension shall be paid to his or her beneficiary. The non-married participant’s beneficiary will be entitled to a monthly pension benefit equal to one-half of the amount payable to the participant as if the participant had retired on the first day of the month following his or her death, had been married, and the spouse had been born on the same day as the participant. Payments made to beneficiaries of non-married participants cease upon the earlier of the beneficiary’s death or the receipt of the 120th monthly payment.

If the total value of a pension payable directly to a participant or to any other beneficiary under the Pension Plan is less than $5,000, as determined by the Pension Plan’s actuary, payment of such value shall automatically be made in a single lump sum in lieu of such pension.

The following table indicates the annual retirement benefit that would have been payable under the Pension Plan and the Supplemental Executive Retirement Plan upon retirement at or after a participant’s normal retirement date in calendar year 2002, considering the average annual earnings and credited service classifications specified below.

Average Final Earnings	15 years	20 years	25 years	30 years	35 years(1)
$ 125,000	$33,212	$44,283	$55,354	$66,424	$66,424
150,000	40,712	54,283	67,854	81,424	81,424
175,000	48,212	64,283	80,354	96,424	96,424
200,000	55,712	74,283	92,854	111,424	111,424
225,000	63,212	84,283	105,354	126,424	126,424
250,000	70,712	94,283	117,854	141,424	141,424
300,000	85,712	114,283	142,854	171,424	171,424
400,000	115,712	154,283	192,854	231,424	231,424
450,000	130,712	174,283	217,854	261,424	261,424
500,000	145,712	194,283	242,854	291,424	291,424
600,000	175,712	234,283	292,854	351,424	351,424

(1)	The Pension Plan and the Supplemental Executive Retirement Plan do not count service in excess of 30 years in the benefit formula.

Average final earnings is the average base salary, as reported in the “Salary” column of the Summary Compensation Table, for the highest five consecutive years during the final 10 years of employment. Tax laws impose a limit ($200,000 for individuals retiring in 2003) on average final earnings that may be counted in computing benefits under the Pension Plan and on the annual benefits ($160,000 in 2003). The Pension Plan may also pay benefits accrued as of January 1, 1994 based on tax law limits then in effect. For Messrs. Pantozzi, Ward, Shell, and Haagensen, benefits based on average final earnings in excess of this limit are payable under the Supplemental Executive Retirement Plan.

The benefits shown in the preceding table are annual benefits payable in the form of a single life annuity and are not subject to any deduction for Social Security benefits or other offset amounts. As of December 31, 2002, Mr. Pantozzi had 39 years of service; Mr. Ward had 30 years of service; Mr. Shell had 8 years of service; Mr. French had 1 year of service; and Mr. Haagensen had 22 years of service.

Supplemental Executive Retirement Plan. In January 1990, The Provident Bank established the Supplemental Executive Retirement Plan, a non-qualified retirement plan. Participation in the SERP is limited to executive management or highly compensated employees as designated by the Board of Directors and currently consists of Messrs. Pantozzi, Ward, Shell and Haagensen. The SERP pays to each participant an amount equal to the amount which would have been payable under the terms of the Pension Plan but for the limitations under Sections 401(a)(17) and 415 of the Internal Revenue Code, less the amount payable under the terms of the Pension Plan. The Provident Bank froze the SERP as of April 1, 2003, and as of that date employees are not entitled to accrue additional benefits. In addition, employees hired after April 1, 2003 are not eligible to participate in this plan. Amounts due from this plan will be paid on a monthly basis beginning within 90 days following termination of employment, but in no event before age 60, in the form of a qualified joint and 100% survivor annuity for married participants and a single life annuity for non-married participants. The plan has been amended to provide that in the event of a change in control (as defined in the plan), the undistributed balance of an employee’s accrued benefit will be paid to him within 60 days of the change in control. For the year ended December 31, 2002, The Provident Bank expensed $242,328, $29,890, $7,002 and $0 relating to the SERP on behalf of Messrs. Pantozzi, Ward, Shell and Haagensen, respectively.

Supplemental Executive Savings Plan. In January 1990, The Provident Bank established the Supplemental Executive Savings Plan, a non-qualified plan that provides additional benefits to certain participants whose benefits under the Employee Savings Incentive Plan are limited by tax law limitations applicable to tax-qualified plans. Participation in the Executive Savings Plan is limited to executive management or highly compensated employees as designated by the Board of Directors and currently consists of Messrs. Pantozzi, Ward, Shell and Haagensen. The Provident Bank contributes for each participant an amount equal to the amount which would have been contributed under the terms of the Employee Savings Incentive Plan but for the tax law limitations, less the amount actually contributed under the Employee Savings Incentive Plan. The Provident Bank established an investment fund to provide for payments due under this plan and allows participants employed on or after

January 1, 1998 to choose, with the plan administrator’s consent, from a variety of investment options. In connection with the mutual-to-stock conversion, the Supplemental Executive Savings Plan was amended to allow current employees a one-time election to invest their account balances in shares of Provident Financial Services, Inc. common stock. Any benefits payable under the Executive Savings Plan are vested under the same terms and conditions as the Employee Savings Incentive Plan. If there is a change in control, as defined in the Executive Savings Plan, the unpaid balance of the account shall become 100% vested and will be distributed within 60 days thereof. As of December 31, 2002, The Provident Bank expensed $22,425, $5,767, $3,939 and $1,501 relating to the Executive Savings Plan on behalf of Messrs. Pantozzi, Ward, Shell and Haagensen, respectively. The Supplemental Executive Savings Plan has also been amended to require a contribution for each participant who also participates in the Employee Stock Ownership Plan equal to the amount which would have been contributed under the terms of the Employee Stock Ownership Plan but for the tax law limitations, less the amount actually contributed under the Employee Stock Ownership Plan. The benefit payable under this portion of the Supplemental Executive Savings Plan may be calculated as if the contribution was applied to the repayment of a loan obtained to purchase shares in the stock offering, in substantially the same manner as under the Employee Stock Ownership Plan. The amendment also requires the distribution of shares equal to the value of a participants’ account balance attributable to the Employee Stock Ownership Plan component of the plan at the same time and in the same manner as the participant receives a distribution from the Employee Stock Ownership Plan.

Equity Compensation Plans. There are no compensation plans in effect under which equity securities of Provident Financial Services, Inc. have been authorized for issuance.

Ownership Reports by Officers and Directors

The common stock of Provident Financial Services, Inc. is registered with the Securities and Exchange Commission pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended. The executive officers and directors of Provident Financial Services, Inc. and The Provident Bank, and beneficial owners of greater than 10% of Provident Financial Services, Inc.’s common stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of the common stock. The Securities and Exchange Commission rules require disclosure in Provident Financial Services, Inc.’s Proxy Statement or Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner of Provident Financial Services, Inc.’s common stock to file a Form 3, 4, or 5 on a timely basis. No common stock of Provident Financial Services, Inc. was issued and outstanding during 2002, and therefore no executive officer or director failed to file ownership reports on a timely basis for the year ended December 31, 2002.

Transactions With Certain Related Persons

Federal law and regulation generally require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, regulations also permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Pursuant to such a program, loans have been extended to executive officers, which loans are on substantially the same terms as those prevailing at the time for comparable transactions with the general public, except as to the interest rate charged, which rate is the same as available to all employees. These loans do not involve more than the normal risk of repayment or present other unfavorable features. As of May 23, 2003, The Provident Bank had loans and loan commitments totaling $794,410 to its executive officers. The Provident Bank does not originate loans for members of its Board of Directors or for their immediate family members. There was one residential mortgage loan outstanding to a current Board member that was originated prior to his service as a Board member, which subsequently has been refinanced at a different financial institution.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to Provident Financial Services, Inc. Sarbanes-Oxley does not apply to loans made by a depository institution, such as The Provident Bank, that is insured by the Federal Deposit Insurance Corporation and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to Provident Financial Services, Inc.’s and The Provident Bank’s officers are made in conformity with the Federal Reserve Act and Regulation O.

The Provident Bank retains the law firm of Reed Smith LLP to perform legal services from time to time. In 2002, Reed Smith LLP was paid $43,973 for services rendered to The Provident Bank. Director Connor is a partner at Reed Smith LLP.

PROPOSAL II—APPROVAL OF THE

PROVIDENT FINANCIAL SERVICES, INC. 2003 STOCK OPTION PLAN

General

Subject to stockholder approval at the annual meeting, Provident Financial Services, Inc. has established the Provident Financial Services, Inc. 2003 Stock Option Plan (the “Stock Option Plan”). Pursuant to the Stock Option Plan, options to purchase up to 5,961,830 shares of common stock may be granted to The Provident Bank’s and Provident Financial Services, Inc.’s employees and directors. As of May 23, 2003, the market value of the common stock was $19.10 per share. The Board of Directors of Provident Financial Services, Inc. believes that it is appropriate to adopt a flexible and comprehensive stock option plan that permits the granting of a variety of long-term incentive awards to directors and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of Provident Financial Services, Inc. and The Provident Bank most depends. Attached as Exhibit C to this Proxy Statement is the complete text of the form of Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

The Stock Option Plan provides for awards in the form of stock options, reload options and/or limited stock appreciation rights (“Limited Rights”). Each award shall be on such terms and conditions, consistent with the Stock Option Plan and applicable Federal Deposit Insurance Corporation regulations, as the committee administering the Stock Option Plan may determine.

The term of stock options generally will not exceed ten years from the date of grant. Stock options granted under the Stock Option Plan may be either “Incentive Stock Options” as defined under Section 422 of the Internal Revenue Code, or stock options not intended to qualify as such. No stock option awards have been granted to date.

Shares issued upon the exercise of a stock option may be authorized but unissued shares, treasury shares, or shares acquired by Provident Financial Services, Inc. in open market purchases. Any shares subject to an award that expires or is terminated unexercised will again be available for issuance under the Stock Option Plan. Generally, in the discretion of the Board of Directors, all or any non-qualified stock options granted under the Stock Option Plan may be transferable by the participant but only to the persons or classes of persons determined by the Board of Directors. No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

The Stock Option Plan will be administered by the Compensation Committee of the Board of Directors of Provident Financial Services, Inc. Pursuant to the terms of the Stock Option Plan, non-employee directors and employees of The Provident Bank or Provident Financial Services, Inc. or its affiliates are eligible to participate. As of May 23, 2003, there were ten non-employee directors eligible to participate in the 2003 Stock Option Plan. Subject to the provisions of the Stock Option Plan, the Committee will determine to whom the awards will be granted, in what amounts and the period over which such awards will vest. In accordance with Federal Deposit Insurance Corporation regulations, the Stock Option Plan provides that no individual officer shall be granted awards with respect to more than 25% of the total shares of common stock subject to the Stock Option Plan; no non-employee director shall be granted awards with respect to more than 5% of the total shares of common stock subject to the Stock Option Plan; all non-employee directors in the aggregate may not be granted awards with respect to more than 30% of the total shares of common stock subject to the Stock Option Plan; no awards shall begin vesting earlier than one year from the date the Stock Option Plan is approved by stockholders of Provident Financial Services, Inc.; no awards shall vest at a rate in excess of 20% per year beginning from the date of grant; and the vesting of an award shall not accelerate in the event of termination of employment or service due to normal retirement.

In granting awards under the Stock Option Plan, the Committee will consider, among other things, position and years of service, and the value of the individual’s services to Provident Financial Services, Inc. and The Provident Bank. The exercise price of stock options will be at least the fair market value of the underlying common stock at the time of the grant. Once granted, stock options may not be re-priced (i.e., the exercise price may not be changed other than adjustments for stock splits, stock dividends and similar events). The exercise price may be paid in cash, common stock, or via a broker-assisted “cashless exercise” (as defined in the Stock Option Plan).

Stock Options. Incentive Stock Options can only be granted to employees of The Provident Bank, Provident Financial Services, Inc. or an “affiliate” (i.e., a parent or subsidiary corporation of The Provident Bank or Provident Financial Services, Inc.). Non-employee directors will be granted non-qualified stock options. No option granted to an employee in connection with the Stock Option Plan will be exercisable as an Incentive Stock Option subject to incentive tax treatment if exercised more than three months after the date on which the optionee terminates employment with The Provident Bank and/or Provident Financial Services, Inc., except as set forth below. In the event a participant ceases to maintain continuous service with Provident Financial Services, Inc. or an affiliate by reason of death, disability, or following a change in control, options still subject to restrictions will vest and be free of these restrictions and can be exercised for up to one year after cessation of service but in no event beyond the expiration of the options’ original term. In the event a participant ceases to maintain continuous service for any other reason, the participant will forfeit all nonvested options. The participant’s vested options will remain exercisable for up to three months in the case of Incentive Stock Options, and one year in the case of non-qualified stock options. If an optionee terminates employment with The Provident Bank, Provident Financial Services, Inc. or an affiliate, any Incentive Stock Options exercised more than three months following the date the optionee terminates employment shall be treated as a non-qualified stock option; provided, however, that in the event of death or disability, Incentive Stock Options may be exercised and receive incentive tax treatment for up to at least one year following termination of employment, subject to the requirements of the Internal Revenue Code.

In the event of death or disability of an optionee, Provident Financial Services, Inc., if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee or beneficiary the amount by which the fair market value of the common stock exceeds the exercise price of the option on the date of the optionee’s termination of service for death or disability.

Limited Stock Appreciation Rights. The Committee may grant Limited Rights to employees simultaneously with the grant of any option. A Limited Right gives the option holder the right, upon a change in control of Provident Financial Services, Inc. or The Provident Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. Limited Rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a Limited Right will be in cash.

Limited Rights may be granted at the time of, and must be related to, the grant of a stock option. The exercise of one will reduce to that extent the number of shares represented by the other. If a Limited Right is granted with and related to an Incentive Stock Option, the Limited Right must satisfy all the restrictions and limitations to which the related Incentive Stock Option is subject.

Reload Options. Reload options also may be granted at the time of the grant of a stock option. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in. Reload options also may be granted to replace option shares retained by the employer for payment of the option holder’s withholding tax. The option price at which additional shares of common stock can be purchased by the option holder through the exercise of a reload option is equal to the fair market value of the previously owned common stock on the date the reload option was awarded. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised.

Effect of Adjustments. Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of Provident Financial Services, Inc. without receipt of payment or consideration by Provident Financial Services, Inc.

In the case of any merger, consolidation or combination of Provident Financial Services, Inc. with or into another holding company or other entity, whereby holders of common stock will receive a cash payment (the “Merger Price”) for each share of common stock exchanged in the transaction, any individual with exercisable options will receive an amount equal to the difference between the Merger Price times the number of shares of common stock subject to such options and the aggregate exercise price of all surrendered options.

Amendment and Termination. The Board of Directors may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof; provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any award made pursuant to the Stock Option Plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the Stock Option Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

The exercise of a stock option which is an “Incentive Stock Option” within the meaning of Section 422 of the Internal Revenue Code will generally not, by itself, result in the recognition of taxable income to the individual nor entitle Provident Financial Services, Inc. to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The sale of an Incentive Stock Option share prior to the end of the applicable holding period, (i.e., the longer of two years from the date of grant or one year from the date of exercise) will cause any gain to be taxed at ordinary income tax rates, with respect to the spread between the exercise price and the fair market value of the share on the date of exercise and at applicable capital gains rates with respect to any post exercise appreciation in the value of the share.

The exercise of a non-qualified stock option will result in the recognition of ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise.

Reload options are of the same type (non-qualified or incentive) as the option that the option holder exercised. Therefore, the tax consequences of the reload option are determined under the applicable tax rules for Incentive Stock Options or non-qualified stock options.

The exercise of a Limited Right will result in the recognition of ordinary income by the individual on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

Provident Financial Services, Inc. will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the individual under the various circumstances described above, provided that Provident Financial Services, Inc. meets its federal withholding tax obligations.

The affirmative vote of a majority of the total votes eligible to be cast is required for approval of the Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE STOCK OPTION PLAN.

PROPOSAL III—APPROVAL OF THE

PROVIDENT FINANCIAL SERVICES, INC. 2003 STOCK AWARD PLAN

General

Subject to stockholder approval at the annual meeting, Provident Financial Services, Inc. has established the Provident Financial Services, Inc. 2003 Stock Award Plan (the “Stock Award Plan”) as a method of providing certain key employees and non-employee directors of Provident Financial Services, Inc. with a proprietary interest in Provident Financial Services, Inc. in a manner designed to encourage such persons to remain with Provident Financial Services, Inc. and/or The Provident Bank, and to provide further incentives to achieve corporate objectives. The following discussion is qualified in its entirety by reference to the Stock Award Plan, the form of which is attached hereto as Exhibit D.

The Provident Bank intends to contribute stock or sufficient funds for the Stock Award Plan to acquire 2,384,732 shares of common stock of Provident Financial Services, Inc., which will be available to be awarded to key employees and non-employee directors of Provident Financial Services, Inc. No stock awards have been granted to date.

Principal Features of the Stock Award Plan

The Stock Award Plan provides for the award of shares of common stock (“Stock Award Plan Shares”) subject to the restrictions described below. As of May 23, 2003, the market value of the common stock was $19.10 per share. Each award under the Stock Award Plan will be made on terms and conditions consistent with the Stock Award Plan.

The Stock Award Plan will be administered by the Compensation Committee of the Board of Directors of Provident Financial Services, Inc. The Committee will select the recipients and terms of awards pursuant to the Stock Award Plan. Pursuant to the terms of the Stock Award Plan, any director or key employee of The Provident Bank, Provident Financial Services, Inc. or its affiliates may be selected by the Committee to participate in the Stock Award Plan. In determining to whom and in what amount to grant awards, the Committee will consider the position and responsibilities of eligible persons, the value of their services to Provident Financial Services, Inc. and The Provident Bank and other factors it deems relevant. As of May 23, 2003, there were ten non-employee directors eligible to participate in the Stock Award Plan.

In accordance with Federal Deposit Insurance Corporation regulations, the Stock Award Plan provides that no individual officer shall be granted awards with respect to more than 25% of the total shares subject to the Stock Award Plan; no non-employee director shall be granted awards with respect to more than 5% of the total shares of common stock subject to the Stock Award Plan; all non-employee directors in the aggregate may not be granted awards with respect to more than 30% of the total shares of common stock subject to the Stock Award Plan; no awards shall begin vesting earlier than one year from the date the Stock Award Plan is approved by stockholders of Provident Financial Services, Inc.; no awards shall vest at a rate in excess of 20% per year beginning from the date of grant; and the vesting of an award shall not accelerate in the event of termination of employment or service due to normal retirement.

Subject to the above restrictions, in the event a recipient ceases to maintain continuous service with Provident Financial Services, Inc. or The Provident Bank by reason of death or disability, or following a change in control, Stock Award Plan shares still subject to restrictions (“restricted stock”) will vest and be free of these restrictions. In the event of termination for any other reason, all nonvested restricted stock will be forfeited. Prior to vesting of the nonvested restricted stock, a recipient will have the right to vote the nonvested restricted stock which has been awarded to the recipient and will receive any dividends declared on such restricted stock. Nonvested restricted stock is subject to forfeiture if the recipient fails to remain in the continuous service (as defined in the Stock Award Plan) as an employee, officer, or director of Provident Financial Services, Inc. or The Provident Bank for the restricted period.

Effect of Adjustments. Restricted stock awarded under the Stock Award Plan will be adjusted by the Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

Federal Income Tax Consequences. Holders of restricted stock will recognize ordinary income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize compensation income (or in the case of non-employee directors, self employment income) equal to their dividend payments when such payments are received. Generally, the amount of income recognized by individuals will be a deductible expense for tax purposes by Provident Financial Services, Inc.

Amendment to the Stock Award Plan. The Board of Directors of Provident Financial Services, Inc. may at any time amend, suspend or terminate the Stock Award Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any award recipient, without his or her consent, in any award therefore made pursuant to the Stock Award Plan.

The affirmative vote of a majority of the total votes eligible to be cast is required to approve the Stock Award Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE STOCK AWARD PLAN.

PROPOSAL IV—RATIFICATION OF THE APPOINTMENT

OF INDEPENDENT AUDITORS

Provident Financial Services, Inc.’s independent auditors for the year ended December 31, 2002 were KPMG LLP (“KPMG”). The Audit Committee of the Board of Directors of Provident Financial Services, Inc. has approved the engagement of KPMG to be Provident Financial Services, Inc.’s auditors for the year ending December 31, 2003, subject to the ratification of the engagement by Provident Financial Services, Inc.’s stockholders at this Annual Meeting.

Audit Fees. Set forth below is certain information concerning aggregate fees billed for professional services rendered by KPMG during 2002:

Audit Fees(1)	$548,500
Financial Information Systems Design and Implementation Fees	—
All Other Fees(2)	114,000

Total Fees	$662,500

(1)	Includes assistance with and review of Provident Financial Services, Inc.’s registration statement and prospectus, including the audited consolidated financial statements presented therein, prepared and filed with the Securities and Exchange Commission in connection with Provident Financial Services, Inc.’s mutual-to-stock conversion and stock offering.
(2)	Relates to audits of employee benefit plans and fees related to federal and state tax compliance services, as well as advisory services relating to a recent change in the New Jersey State Corporate Business Tax.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of KPMG. The Audit Committee concluded that performing such services does not affect the independence of KPMG in performing its function as auditor of Provident Financial Services, Inc.

A representative of KPMG is expected to attend the annual meeting to respond to appropriate questions and to make a statement if he or she so desires.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Provident Financial Services, Inc.’s executive office, 830 Bergen Avenue, Jersey City, New Jersey 07306-4599, no later than February 6, 2004. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED

AT AN ANNUAL MEETING

The Bylaws of Provident Financial Services, Inc. provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, the stockholder must give written notice to the Secretary of Provident Financial Services, Inc. not less than ninety (90) days prior to the date of Provident Financial Services, Inc.’s proxy materials for the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is first made. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require Provident Financial Services, Inc. to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the annual meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Provident Financial Services, Inc. Provident Financial Services, Inc. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the common stock. In addition to solicitations by mail, directors, officers and regular employees of Provident Financial Services, Inc. and The Provident Bank may solicit proxies personally or by telephone without additional compensation. Provident Financial Services, Inc. has retained Georgeson Shareholder Services, a proxy solicitation firm, to assist Provident Financial Services, Inc. in the solicitation of proxies for the annual meeting, for a fee of $12,500 plus out-of-pocket expenses.

AN ADDITIONAL COPY OF PROVIDENT FINANCIAL SERVICES, INC.’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO JOHN F. KUNTZ, GENERAL COUNSEL AND CORPORATE SECRETARY, 830 BERGEN AVENUE, JERSEY CITY, NEW JERSEY 07306-4599 OR CALL (201) 333-1000.

BY ORDER OF THE BOARD OF DIRECTORS

John F. Kuntz
Corporate Secretary
Jersey City, New Jersey
June 5, 2003

EXHIBIT A

PROVIDENT FINANCIAL SERVICES, INC.

CORPORATE GOVERNANCE PRINCIPLES

The following Corporate Governance Principles have been approved by the Board of Directors (“Board”) to promote the effective operation of the Board and to provide a framework for the conduct of business by Provident Financial Services, Inc. and its subsidiaries (the “Company”) in accordance with the highest ethical standards and in a manner intended to enhance the long term value of the Company. These Principles will be reviewed annually or more often as required and it is recognized that these Principles may evolve to address changing business and regulatory conditions.

Role of the Board of Directors

1.	Management is responsible for the day-to-day business operations of the Company. The Board oversees and guides the Company’s management and its business. The basic responsibility of the Board is to exercise its business judgment to act in what it reasonably believes to be in the best interests of the Company and its stockholders. Within this framework, the Board also considers the Company’s ethical behavior and may consider the interests of other constituents, including the Company’s customers, employees and the communities in which it functions, as well as the requirements of the Federal and state bank regulatory agencies. In discharging their obligations, Directors are entitled to rely on the honesty and integrity of the Company’s executives, outside advisors and auditors.

2.	The Board provides oversight with respect to the strategic direction and key policies of the Company. It approves major initiatives, advises on key financial and business objectives, and monitors progress with respect to these matters.

3.	The Board, through its Audit Committee, provides oversight of the integrity of the financial statements of the Company; the independent accountants’ qualifications and independence; the performance of the Company’s internal audit function and independent accountants; and the compliance by the Company with legal and regulatory requirements.

4.	The Board, through its Compensation Committee, selects and annually evaluates the performance of the Chief Executive Officer and President. The Board also approves the appointment of senior management recommended to the Board. The Compensation Committee, on behalf of the Board, evaluates and determines the compensation of the Company’s senior executive officers; oversees compensation and benefits plans, policies and programs of the Company; and will administer any equity-based incentive compensation plans of the Company.

5.	The Chief Executive Officer and President shall serve as the Chairman of the Board. The Board may in the future determine to separate these functions based on what is determined to be in the Company’s best interest.

Composition of the Board and Selection of Directors

6.	The size and composition of the Board should be appropriate for effective deliberation of issues relevant to the Company’s businesses and related interests. The Board presently has 11 members and it is the sense of the Board that eleven members is currently the correct size of the Board to achieve governance objectives and goals. More than a majority of the members of the Board shall be, in the business judgment of the Board, “independent” under the applicable rules of the New York Stock Exchange, Inc. (“NYSE”).

7.	The credentials of prospective director candidates are reviewed by the Governance /Nominating Committee (the “Governance Committee”). Nominees are selected through a process based on criteria set with the concurrence of the full Board and re-evaluated periodically. The criteria weighed in the Director selection process include: the relevance of the candidate’s experience to the business of the Company; enhancing the diversity of experience of the Board; the current needs of the Company and the Board; the candidate’s independence from conflict or direct economic relationship with the Company; and the ability of the candidate to attend and actively participate in Board meetings regularly and devote an appropriate amount of effort in preparation for those meetings.

All new Directors must participate in the Company’s Director Orientation Program. This orientation includes presentations by senior management to familiarize new Directors with the Company’s strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its code of business conduct and ethics, its principal officers, and its internal and independent auditors. In addition, each Board Committee also provides new Committee members with appropriate background information about the workings of the Committee. The Board also encourages formal Board continuing education.

8.	The Governance Committee annually reviews Director suitability and the continuing composition of the Board; it then recommends Director nominees who are voted on by the full Board. The Board believes that, if this evaluation is performed well, it obviates the need for term limits, which could unnecessarily deprive the Company of experienced Directors. The Board is divided into three classes, and the terms of each class are classified so that only one class will be elected each year.

9.	Any significant change in circumstances that may relate to a Director’s qualifications as a Director shall be considered in determining suitability for continued directorship. In addition, an analysis of potential conflicts and review by the Governance Committee and the Board are conducted for any proposed additional director affiliation with a for-profit or charitable enterprise or for any proposed transaction involving the Company (or a subsidiary of the Company) in which any Director would have a direct economic or beneficial interest. Directors shall give the Chairman of the Governance Committee notice of any such significant change in circumstances, proposed additional for-profit or charitable director affiliation or proposed transaction involving the Company.

10.	A Director shall resign no later than the Annual Stockholders’ Meeting coincident with or immediately following his or her 72nd birthday, regardless of whether or not the Director’s term has expired.

Functioning of the Board

11.	The Board, with input from the Chairman, sets the annual schedule of Board and Committee meetings. Committee schedules are recommended by each Committee in order to meet the responsibilities of that Committee.

12.	The Chairman generally sets board agendas with ample opportunity for suggestions from other Directors.

13.	The Board is provided, in advance of meetings, with agendas and written background information and data with respect to Board/Committee agenda items, as well as other general information relevant to the Company’s business. As needed, the Board also is provided with information between meetings.

14.	The Chairman of the Company presides at Board meetings. In the event that the Chairman of the Company is unable to attend a meeting of the Board of Directors, an independent Director designated by the Board each year and whose name shall be disclosed to stockholders, shall chair the meetings. Members of senior management are included in open sessions of Board and Committee meetings, as appropriate. The Board meets in executive session with only Directors present from time to time as appropriate. The non-management Directors of the Company meet at regularly scheduled executive sessions, without management at least two times a year. The Director who presides at these full executive sessions shall be an independent Director designated by the Board each year and whose name shall be disclosed to stockholders. In addition, the Compensation Committee and the Board meet annually in full executive session, without management, to assess the performance of the Chief Executive Officer and President and consider the compensation of the Chief Executive Officer and President and the senior executive officers.

15.	Board members have full access to the Company’s management. In addition, the Board or any of its Committees have the authority to retain counsel and other independent experts or consultants, as they may deem necessary, without consulting or obtaining the approval of any officer of the Company in advance.

16.	The Board will conduct self-evaluations annually to determine whether it and its Committees are functioning effectively. The Governance Committee will oversee this review.

Committees of the Board

17.	Committees support the role of the Board on issues that benefit from consideration by a smaller, more focused subset of Directors. The Board will have at all times an Audit Committee, a Compensation Committee and a Governance Committee. All of the members of these Committees will, in the business judgment of the Board, be “independent” Directors under the applicable rules of the NYSE and meet the standards of independence required under applicable law. The Board also may establish a committee of the Board, which may act on behalf of the full Board between regularly scheduled Board meetings, usually when timing is critical. The Board may form other Committees from time to time to deal with special issues. One or more Board members also serve on the Board of The Provident Bank Foundation to oversee and coordinate charitable giving programs.

18.	The roles of the Committees are defined by the Company’s By-Laws and by Committee charters adopted by the Board.

19.	At least annually, the Governance Committee, in consultation with the Chairman, Chief Executive Officer and President, reviews Committee assignments (members and chairs). In considering a Director for Committee membership, the Committee takes into consideration any factors it deems appropriate, including without limitation, the Director’s experience and background, and its relevance to the goals and responsibilities of the Committee and the Director’s Committee preferences. The Committee then makes Committee assignment recommendations on which the full Board votes. It is the sense of the Board that consideration should be given to rotating Committee members and Committee chairs periodically, but the Board does not believe that rotation should be mandated as a policy because the Board believes that there are significant benefits attributable to the continuity and experience gained in service on a particular Committee over time.

20.	The respective Committee chairs in consultation with management and other Committee members set committee agendas. Committee chairs report on each Committee meeting at the Board meeting following the Committee meeting. Minutes of Committee meetings also are provided to each Director. Each Committee chairman convenes, as appropriate, executive sessions of outside Directors of the Committee to discuss its operations and other related matters.

21.	In the absence of a Committee chair, the most senior Committee member (in terms of Committee service) chairs the Committee meeting.

Compensation of Directors

22.	At least annually, the Governance Committee will review competitive compensation survey information, and consider the appropriateness of the form and amount of Director compensation with a view toward attracting and retaining qualified Directors. The review will take into consideration the extent to which the Company common stock should be a component of Director compensation. The Governance Committee will also make recommendations on stock ownership guidelines for Directors.

Conduct and Ethics Standards for Directors

23.	Directors are subject to applicable provisions of the Company’s Code of Conduct. Among other things, Directors must conduct themselves in a manner that avoids actual or apparent conflicts of interest and that protects the Company’s business reputation. A conflict of interest occurs when a Director’s private interest interferes in any way, or even appears to interfere, with the interests of the Company. Except as authorized by the Board of Directors, no outside Director shall have a direct economic relationship with the Company. The Company loans to or guarantees of obligations of, Directors and their family members are prohibited. The Board will continue the present practice of prohibiting loans by The Provident Bank to a Director or to any Director’s immediate family or to an entity in which any Director or a member of a Director’s immediate family has an interest.

24.	Directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises. Accordingly, Directors are prohibited from taking for themselves personally business opportunities that are discovered through the use of the Company property, information or position.

25.	Directors, in the course of their duties, must comply fully with all federal and state laws applicable to the Company’s businesses, and with applicable Company policies, including the Company’s stock trading and confidentiality policies.

EXHIBIT B

PROVIDENT FINANCIAL SERVICES, INC.

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board of Directors of Provident Financial Services, Inc. (the “Board”) to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of Provident Financial Services, Inc.’s (the “Company”) internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Governance/Nominating Committee. Audit Committee members may be replaced by the Board.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4.	Review and discuss quarterly reports from the independent auditors on:

(a)	All critical accounting policies and practices to be used.

(b)	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

7.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

10.	Review and evaluate the lead partner of the independent auditor team.

11.	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

12.	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

13.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

14.	Discuss with the independent auditor issues on which the independent auditor consulted with its national office and on matters of audit quality and consistency considered by the national office.

15.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

16.	Review the appointment and replacement of the senior internal auditing executive.

17.	Review all reports to management prepared by the internal auditing department relating to significant risks and/or findings and management’s responses.

18.	Discuss the internal audit plan with the independent auditor and management of the internal audit department including responsibilities, budget and staffing and any recommended changes in the planned scope.

Compliance Oversight Responsibilities

19.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

20.	Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

21.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

22.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

23.	Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

EXHIBIT C

PROVIDENT FINANCIAL SERVICES, INC.

2003 STOCK OPTION PLAN

1.	Purpose

The purpose of the Provident Financial Services, Inc. 2003 Stock Option Plan (the “Plan”) is to advance the interests of Provident Financial Services, Inc. (the “Company”) and its shareholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including The Provident Bank (the “Bank”), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.	Definitions

“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company or the Bank, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

“Award” means an Award of Non-Statutory Stock Options, Incentive Stock Options, Limited Rights, and/or Reload Options granted under the provisions of the Plan.

“Bank” means The Provident Bank, or a successor corporation.

“Beneficiary” means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant’s surviving spouse, if any, or if none, his estate.

“Board” or “Board of Directors” means the board of directors of the Company, unless otherwise noted herein.

“Cause” means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

“Change in Control” shall mean the occurrence of any of the following events:

(i) approval by the shareholders of the Company of a transaction that would result and does result in the reorganization, merger or consolidation of the Company, with one or more other persons, other than a transaction following which:

(A) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”)) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

(B) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

(ii) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the shareholders of the Company of any transaction which would result in such an acquisition;

(iii) a complete liquidation or dissolution of the Company or the Bank, or approval by the shareholders of the Company of a plan for such liquidation or dissolution;

(iv) the occurrence of any event if, immediately following such event, members of the Company’s Board of Directors who belong to any of the following groups do not aggregate at least a majority of the Company’s Board of Directors:

(A) individuals who were members of the Company’s Board of Directors on the Effective Date of this Plan; or

(B) individuals who first became members of the Company’s Board of Directors after the Effective Date of this Plan either:

(I) upon election to serve as a member of the Company’s Board of Directors by the affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first election; or

(II) upon election by the shareholders of the Company to serve as a member of the Company’s Board of Directors, but only if nominated for election by the affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first nomination; provided that such individual’s election or nomination did not result from an actual or threatened election contest or other actual or threatened solicitation of proxies or consents other than by or on behalf of the Company’s Board of Directors; or

(v) any event which would be described in the subsections (i), (ii), (iii) or (iv) above if the term “Bank” were substituted for the term “Company” therein and the term “Bank’s Board of Directors” were substituted for the term “Company’s Board of Directors” therein. In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank or a subsidiary of either of them, by the Company, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this definition of Change in Control, the term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company. For these purposes, the Company has designated the Compensation Committee of the Company as the Committee.

“Common Stock” means shares of the common stock of the Company, par value $.01 per share.

“Company” means Provident Financial Services, Inc., the stock holding company of the Bank, or a successor corporation.

“Continuous Service” means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee or continuation of service as a Director Emeritus following termination of service as a Director. In the case of a Key

Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other approved leave of absence or in the case of transfers between payroll locations of the Company, its subsidiaries or its successor.

“Date of Grant” means the actual date on which an Award is granted by the Committee.

“Director” means a member of the Board.

“Director Emeritus” means a former member of the Board who has been appointed to a Director Emeritus position.

“Disability” means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director or Outside Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee’s lifetime.

“Effective Date” means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company’s shareholders.

“Fair Market Value” means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the New York Stock Exchange (as published in The Wall Street Journal, if published) on the day prior to such date, or if the Common Stock was not traded on the day prior to such date then, on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the New York Stock Exchange, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

“FDIC” means the Federal Deposit Insurance Corporation.

“Incentive Stock Option” means an Option granted by the Committee to a Key Employee, which Option is designated as an Incentive Stock Option pursuant to Section 9.

“Key Employee” means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

“Limited Right” means the right to receive an amount of cash based upon the terms set forth in Section 10.

“Non-Statutory Stock Option” means an Option granted by the Committee to (i) an Outside Director or (ii) any other Participant and such Option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in Section 422 of the Code and the regulations thereunder.

“Non-Employee Director” means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

“Option” means an Award granted under Section 8 or Section 9.

“Outside Director” means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

“Participant” means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an award under the Plan.

“Reload Option” mean an option to acquire shares of Common Stock equivalent to the number of shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 19 of the Plan.

“Right” means a Limited Right.

“Termination for Cause” means the termination of employment or termination of service on the Board caused by the individual’s personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

3.	Plan Administration Restrictions

The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan and FDIC regulations and policy, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

All transactions involving a grant, award or other acquisition from the Company shall:

(a) be approved by the Company’s full Board or by the Committee; or

(b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities present, or represented and entitled to vote at a meeting duly held in accordance with the laws of the state in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

(c) result in the acquisition of an Option or Limited Right that is held by the Participant for a period of six months following the date of such acquisition.

4.	Types of Awards

Awards under the Plan may be granted in any one or a combination of: (a) Incentive Stock Options; (b) Non-Statutory Stock Options; (c) Limited Rights and (d) Reload Options.

5.	Stock Subject to the Plan

Subject to adjustment as provided in Section 17, the maximum number of shares reserved for issuance under the Plan is 5,961,830 shares. Shares issued under the Plan may be issued by the Company from authorized but unissued shares, treasury shares, or acquired by the Company in open market purchases. To the extent that Options or Rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related Rights granted under the Plan terminate, expire or are forfeited without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

Any shares that are issued by the Company, and any awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an affiliate thereof, or in substitution for, outstanding awards previously granted by an acquired company, shall not be counted against the shares available for issuance under the Plan. In addition, any shares that are used for the full or partial payment of the exercise price of any option in connection with a Reload Option will not be counted as issued under the Plan and will be available for future grants under the Plan.

6.	Eligibility

Key Employees of the Company and its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Limited Rights and/or Reload Options under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options and Reload Options under the Plan.

7.	General Terms and Conditions of Options and Rights

(a) The Committee shall have full and complete authority and discretion, subject to FDIC regulations and policy and except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Fair Market Value per share on the Date of Grant, (ii) the number of shares of Common Stock subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the Date of Grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon shares of Common Stock which may be issued upon exercise of such Option or Right.

(b) The following provisions shall apply to all Awards made under this plan: no individual officer shall be granted Awards with respect to more than 25% of the total shares subject to the Plan; no Outside Director shall be granted Awards with respect to more than 5% of the total shares of Common Stock subject to the Plan; all Outside Directors in the aggregate may not be granted Awards with respect to more than 30% of the total shares of Common Stock subject to the Plan; no Awards shall begin vesting earlier than one year from the date the Plan is approved by shareholders of the Company; and no Awards shall vest at a rate in excess of 20% per year beginning from the Date of Grant. Notwithstanding anything herein to the contrary, and subject to any adjustment that may be made pursuant to Section 17 hereof, once an Option has been awarded at Fair Market Value, the Committee shall not have the authority to reprice such Option so that the exercise price of the Option shall be less than the exercise price on the Date of Grant.

8.	Non-Statutory Stock Options

The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section.

(a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

(b) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be the Fair Market Value of the Common Stock of the Company on the Date of Grant. Shares may be purchased only upon full payment of the purchase price in one or more of the manners set forth in Section 13 hereof, as determined by the Committee.

(c) Vesting. Subject to Section 7(b) hereof, a Non-Statutory Stock Option granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. No Options shall become vested in a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein. The Committee may, subject to FDIC regulations and policy, accelerate the time at which any Non-Statutory Stock Option may be exercised in whole or in part.

(d) Exercise of Options. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

(e) Amount of Awards. Subject to Section 7(b) hereof, Non-Statutory Stock Options may be granted to any Key Employee or Outside Director in such amounts as determined by the Committee. In granting Non-Statutory Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibility of the Key Employee or Outside Director, the length and value of his service to the Bank, the Company or the Affiliate, the compensation paid to the Key Employee or Outside Director, and the Committee’s evaluation of the performance of the Bank, the Company or the Affiliate, according to measurements that may include, among others, key financial ratios, level of classified assets and independent audit findings.

(f) Term of Options. Unless the Committee determines otherwise, the term during which Non-Statutory Stock Options may be exercised shall not exceed ten years from the Date of Grant. In no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than ten years from the Date of Grant.

(g) Termination of Continuous Service. Upon the termination of a Key Employee’s or Outside Director’s Continuous Service, for any reason other than death, Disability, Termination for Cause, termination following a Change in Control (other than for Cause following a Change in Control), the Participant’s Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for one year following termination. In the event of Termination for Cause, all rights under a Participant’s Non-Statutory Stock Options shall expire upon termination. In the event of the Participant’s termination of Continuous Service due to death, Disability, or following a Change in Control, all Non-Statutory Stock Options held by the Participant, whether or not vested at such time, shall vest and become exercisable by the Participant or his legal representative or beneficiaries for one year following the date of such termination, death or cessation of employment or service, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

(h) Transferability. In the discretion of the Board, all or any Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

9.	Incentive Stock Options

The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

(a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

(b) Price. Subject to Section 17 hereof and Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company’s Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company’s Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares determined on the exercise date.

(c) Vesting. Subject to Section 7(b) hereof, Incentive Stock Options awarded to Key Employees shall vest at the rate or rates determined by the Committee. No Incentive Stock Option shall become vested in a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein.

(d) Exercise of Options. Vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice is irrevocable and must be accompanied by full payment of the exercise price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date.

The Options comprising each installment may be exercised in whole or in part at any time after such installment becomes vested, provided that the amount able to be first exercised in a given year is consistent with the terms of Section 422 of the Code. To the extent required by Section 422 of the Code, the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000.

The Committee may, in its sole discretion and subject to FDIC regulations and policy, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code. Notwithstanding the above, in the event of a Change in Control of the Company, all Incentive Stock Options that have been awarded shall become immediately exercisable, provided,however, that if the aggregate Fair Market Value (determined at the time the Option is granted) of Common Stock for which Options are exercisable as a result of a Change in Control, together with the aggregate Fair Market Value (determined at the time the Option is granted) of all other Common Stock for which Incentive Stock Options become exercisable during such year, exceeds $100,000, then the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options (but shall remain subject to the provisions of this Section to the extent permitted).

(e) Amounts of Awards. Subject to Section 7(b) hereof, Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee’s evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. The provisions of this subsection (e) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

(f) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, provided, however, in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant.

(g) Termination of Continuous Service. Upon the termination of a Key Employee’s Continuous Service for any reason other than death, Disability, Termination for Cause or termination following a Change in Control (other than for Cause following a Change in Control) the Key Employee’s Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination for a period of three months following termination. Upon termination of a Key Employee’s Continuous Service due to death or Disability or following a Change in Control, all Incentive Options held by a Key Employee, whether or not vested at such time, shall vest and become exercisable by the Participant or his legal representative or beneficiaries for one year following the date of such termination, death or cessation of Continuous Service, provided that in no event shall the period extend beyond the expiration of the Stock Option term, and provided, further, that, except in the event of death or Disability, such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following termination. In the event of Termination for Cause all rights under the Incentive Stock Options shall expire upon termination.

In order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee’s death must have occurred while employed or within three months of termination of Continuous Service.

(h) Transferability. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Key Employee to which it is granted.

(i) Compliance with Code. The options granted under this Section are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

10.	Limited Rights

The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee of the Bank or the Company, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

(a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Company.

The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

(b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

11.	Reload Option

Simultaneously with the grant of any Option to a Participant, the Committee may grant a Reload Option with respect to all or some of the shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 13(c) below). The Reload Option represents an additional Option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option or to replace Common Stock withheld by the

Company for payment of a Participant’s withholding tax under Section 19. A Reload Option is subject to all of the same terms and conditions as the original Option, including the remaining Option exercise term, except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

12.	Surrender of Option

In the event of a Participant’s termination of employment or termination of service as a result of death or Disability, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Company accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Company is under no obligation to any Participant whatsoever to make such payments. In the event that the Company accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

13.	Alternate Option Payment Mechanism

The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

(a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

(b) Cashless Exercise. Subject to vesting requirements, if applicable, a Participant may engage in a “cashless exercise” of the Option. Upon a cashless exercise, the Participant shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Participant may give the Company written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Company.

(c) Exchange of Common Stock. The Committee may permit payment of the Option exercise price by the tendering (or constructively tendering) of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company’s Stock Award Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

14.	Rights of a Shareholder

A Participant shall have no rights as a shareholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

15.	Agreement with Participants

Each Award of Options, Reload Options and/or Limited Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards, including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities laws.

16.	Designation of Beneficiary

A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option, Reload Option or Limited Rights to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

17.	Dilution and Other Adjustments

In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, pro rata return of capital to all shareholders, recapitalization, or any merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares, without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

(a) adjustments in the aggregate number or kind of shares of Common Stock that may be awarded under the Plan;

(b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

(c) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a “modification” of the Award under Section 424 of the Code.

18.	Effect of a Change in Control on Option Awards

In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

(a) provide that such Options shall be assumed, or equivalent options shall be substituted (“Substitute Options”) by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall be registered in accordance with the Securities Act of 1933, as amended (“1933 Act”) or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, “Registered Securities”), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) fair market value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options; or

(b) in the event of a transaction under the terms of which the holders of Common Stock will receive upon consummation thereof a cash payment (the “Merger Price”) for each share of Common Stock exchanged in the Change in Control transaction, make or provide for a cash payment to the Participants equal to the difference between (1) the Merger Price times the number of shares of Common Stock subject to such Options held by each Participant (to the extent then exercisable at prices not in excess of the Merger Price), and (2) the aggregate exercise price of all such surrendered Options.

19.	Withholding

There may be deducted from each distribution of cash and/or Common Stock under the Plan the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental taxable income and that are required by any governmental authority to be withheld. Shares of Common Stock will be withheld where required from any distribution of Common Stock.

20.	Amendment of the Plan

The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award.

21.	Effective Date of Plan

The Plan shall become effective upon the date of approval of the Plan by the Company’s shareholders.

22.	Termination of the Plan

The right to grant Awards under the Plan will terminate upon the earlier of (i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

23.	Applicable Law

The Plan will be administered in accordance with the laws of the State of Delaware.

EXHIBIT D

PROVIDENT FINANCIAL SERVICES, INC.

2003 STOCK AWARD PLAN

1.	Establishment of the Plan; Creation of Separate Trust

(a) Provident Financial Services, Inc. (the “Company”) hereby establishes the Provident Financial Services, Inc. 2003 Stock Award Plan (the “Plan”) upon the terms and conditions hereinafter stated in the Plan.

(b) A separate trust or trusts may be established to purchase shares of the Common Stock that will be awarded hereunder (the “Trust”). If a trust is established and a Recipient hereunder fails to satisfy the conditions of the Plan and forfeits all or any portion of the Common Stock awarded to him or her, such forfeited shares will be returned to said Trust. If no trust is established, forfeited shares shall be cancelled or held in treasury as determined by the Committee.

2.	Purpose of the Plan

The purpose of the Plan is to advance the interests of the Bank and Provident Financial Services, Inc. (the “Company”) and the Company’s shareholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including the Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with compensation for their contributions to the Company and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3.	Definitions

The following words and phrases, when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company or the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

“Award” means the grant by the Committee of Restricted Stock, as provided in the Plan.

“Bank” means The Provident Bank, or a successor corporation.

“Beneficiary” means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient’s surviving spouse, if any, or if none, his estate.

“Board” or “Board of Directors” means the Board of Directors of the Company, unless otherwise noted.

“Cause” means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

“Change in Control” of the Bank or the Company means shall mean the occurrence of any of the following events:

(i) approval by the shareholders of the Company of a transaction that would result and does result in the reorganization, merger or consolidation of the Company, with one or more other persons, other than a transaction following which:

(A) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”)) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

(B) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

(ii) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the shareholders of the Company of any transaction which would result in such an acquisition;

(iii) a complete liquidation or dissolution of the Company or the Bank, or approval by the shareholders of the Company of a plan for such liquidation or dissolution;

(iv) the occurrence of any event if, immediately following such event, members of the Company’s Board of Directors who belong to any of the following groups do not aggregate at least a majority of the Company’s Board of Directors:

(A) individuals who were members of the Company’s Board of Directors on the Effective Date of this Plan; or

(B) individuals who first became members of the Company’s Board of Directors after the Effective Date of this Plan either:

(I) upon election to serve as a member of the Company’s Board of Directors by the affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first election; or

(II) upon election by the shareholders of the Company to serve as a member of the Company’s Board of Directors, but only if nominated for election by the affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first nomination; provided that such individual’s election or nomination did not result from an actual or threatened election contest or other actual or threatened solicitation of proxies or consents other than by or on behalf of the Company’s Board of Directors; or

(v) any event which would be described in subsections (i), (ii), (iii) or (iv) above if the term “Bank” were substituted for the term “Company” therein and the term “Bank’s Board of Directors” were substituted for the term “Company’s Board of Directors” therein. In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank or a subsidiary of either of them, by the Company, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this definition of Change in Control, the term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee of the Board of the Company consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company. For these purposes, the Company has designated the Compensation Committee of the Company as the Committee.

“Common Stock” means shares of the common stock of the Company, par value $.01 per share.

“Company” means Provident Financial Services, Inc., the stock holding company of the Bank, or a successor corporation.

“Continuous Service” means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee or continuation of service as a Director Emeritus following termination of service as a Director. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

“Director” means a member of the Board.

“Director Emeritus” means a former member of the Board who has been appointed by the Board to a Director Emeritus position.

“Disability” means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director or Outside Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee’s lifetime.

“Effective Date” means the date of, or a date determined by the Board following, approval of the Plan by the Company’s shareholders.

“FDIC” means the Federal Deposit Insurance Corporation.

“Key Employee” means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

“Non-Employee Director” means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

“Outside Director” means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

“Recipient” means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

“Restricted Period” means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock awarded under the Plan.

“Restricted Stock” means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4.	Administration of the Plan.

(a) Role of the Committee. The Plan shall be administered by the Committee. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan and subject to FDIC regulations and policy, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

(b) Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board of Directors of the Company. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6(b), the Board may not revoke any Award except in the event of revocation for Cause.

(c) Plan Administration Restrictions. All transactions involving a grant, award or other acquisitions from the Company shall:

(i)	be approved by the Company’s full Board or by the Committee;

(ii)	be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote, provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

(iii)	result in the acquisition of Common Stock that is held by the Recipient for a period of six months following the date of such acquisition.

(d) Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.	Eligibility; Awards

(a) Eligibility. Key Employees and Outside Directors are eligible to receive Awards.

(b) Awards to Key Employees and Outside Directors. The Committee may determine which of the Key Employees and Outside Directors referenced in Section 5(a) will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Bank’s Charter and Bylaws, the Company’s Certificate of Incorporation and Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is 2,384,732. Awards issued under the Plan may be issued by the Company from authorized but unissued shares, treasury shares or shares acquired by the Company in open market purchases.

(c) The following provisions shall apply to all Awards made under this plan: no individual officer shall be granted Awards with respect to more than 25% of the total shares subject to the Plan; no Outside Director shall be granted Awards with respect to more than 5% of the total shares of Common Stock subject to the Plan; all Outside Directors in the aggregate may not be granted Awards with respect to more than 30% of the total shares of Common Stock subject to the Plan; no Awards shall begin vesting earlier than one year from the date the Plan is approved by shareholders of the Company; and no Awards shall vest at a rate in excess of 20% per year beginning from the Date of Grant.

(d) In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock.

(e) In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Company and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

No Restricted Stock shall be earned unless the Recipient maintains Continuous Service with the Company or an Affiliate until the restrictions lapse.

(f) Manner of Award. As promptly as practicable after a determination is made pursuant to Section 5(b) to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the “Restricted Stock Agreement”) setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient’s Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company (“Escrow Agent”) who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

(g) Treatment of Forfeited Shares. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.	Terms and Conditions of Restricted Stock

The Committee shall have full and complete authority, subject to Section 5(c) and the other limitations of the Plan, to grant awards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6(a) through 6(h), to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

(a) General Rules. Subject to Section 5(c) hereof, and to FDIC regulations and policy, Restricted Stock shall be earned by a Recipient at the rate or rates determined by the Committee, provided that such Recipient maintains Continuous Service. No shares shall vest in any year in which the Bank is not meeting all of its fully phased-in capital requirements. Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period.

(b) Continuous Service; Forfeiture. Except as provided in Section 6(c), if a Recipient ceases to maintain Continuous Service for any reason, unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6(a) shall upon such termination of Continuous Service be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

(c) Exception for Termination Due to Death or Disability, and Following a Change in Control. Notwithstanding the general rule contained in Section 6(a), Restricted Stock awarded to a Recipient whose Continuous Service with the Company or an Affiliate terminates due to death, Disability, or following a Change in Control, shall be deemed earned as of the Recipient’s last day of Continuous Service with the Company or an Affiliate.

(d) Revocation for Cause. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet earned, in the case of a Key Employee whose employment is terminated by the Company or an Affiliate or an Outside Director whose service is terminated by the Company or an Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

(e) Restricted Stock Legend. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent, and shall bear the following (or a similar) legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Provident Financial Services, Inc. 2003 Stock Award Plan. Copies of such Plan are on file in the offices of the Secretary of Provident Financial Services, Inc., 830 Bergen Avenue, Jersey City, New Jersey 07306.”

(f) Payment of Dividends and Return of Capital. After an Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all shareholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet been earned shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6(e) and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are earned. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been forfeited and returned to the Company or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or the Bank, or can return such dividends to the Company.

(g) Voting of Restricted Shares. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

(h) Delivery of Earned Shares. At the expiration of the restrictions imposed by Section 6(a), the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6(c) applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5(d) and the shares represented by such certificate(s) shall be free of the restrictions referred to in Section 6(a).

7.	Adjustments upon Changes in Capitalization

In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or shares of the Company, without receipt or payment of consideration by the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6(e).

8.	Assignments and Transfers

No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is earned.

9.	Key Employee Rights under the Plan

No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Company or any Affiliate.

10.	Outside Director Rights under the Plan

Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Company or any Affiliate.

11.	Withholding Tax

Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Bank or the Company the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental income and that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Bank or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12.	Amendment or Termination

The Board of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan, shall be approved by the Committee, or the full Board of the Company.

13.	Governing Law

The Plan shall be governed by the laws of the State of Delaware.

14.	Term of Plan

The Plan shall become effective on the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company’s shareholders. It shall continue in effect until the earlier of (i) ten years from the Effective Date unless sooner terminated under Section 12 hereof, or (ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.

REVOCABLE PROXY

PROVIDENT FINANCIAL SERVICES, INC.

ANNUAL MEETING OF STOCKHOLDERS

July 17, 2003

The undersigned hereby appoints the official proxy committee consisting of the members of the Board of Directors of Provident Financial Services, Inc. who are not named as nominees below, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Provident Financial Services, Inc. that the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders to be held at Casino-in-the-Park, located in Lincoln Park (a municipal park), Jersey City, New Jersey, on Thursday, July 17, 2003 at 10:00 a.m., New Jersey time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

	FOR	VOTE WITHHELD
1. The election as directors of all nominees listed below (except as marked to the contrary below) each for a three-year term:	☐	☐

J. Martin Comey Geoffrey M. Connor Thomas E. Sheenan Edward O’Donnell INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.
	FOR	AGAINST	ABSTAIN
2. The approval of the Provident Financial Services, Inc. 2003 Stock Option Plan.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
3. The approval of the Provident Financial Services, Inc. 2003 Stock Award Plan	☐	☐	☐

	FOR	AGAINST	ABSTAIN
4. The ratification of the appointment of KPMG LLP as auditors for the fiscal year ending December 31, 2003.	☐	☐	☐

The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3 and 4.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of Provident Financial Services, Inc. at the annual meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of Provident Financial Services, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the annual meeting.

The undersigned acknowledges receipt from Provident Financial Services, Inc. prior to the execution of this proxy of notice of the annual meeting, a proxy statement dated June 5, 2003 and audited financial statements.

Dated:	☐ Check Box if You Plan to Attend the Annual Meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly

in the enclosed postage-prepaid envelope.